SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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FIRST ROBINSON FINANCIAL CORPORATION

  (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FIRST ROBINSON FINANCIAL CORPORATION

June 27, 2012

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of First Robinson Financial Corporation, I cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 9:00 a.m., central time, on July 26, 2012 at the Company’s office located at 501 East Main Street, Robinson, Illinois.

An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year stockholders are being asked to vote on the election of two directors and the ratification of the appointment of BKD, LLP as the independent registered public accounting firm for First Robinson Financial Corporation for the fiscal year ending March 31, 2013. The Board of Directors unanimously recommends that you cast your vote “FOR” with respect to these two matters.

In addition to the annual stockholder vote on corporate business items, the meeting will include management’s report to you on the First Robinson Financial Corporation’s 2012 financial and operating performance.

I encourage you to attend the meeting in person. Whether or not you attend the meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save First Robinson Financial Corporation additional expense in soliciting proxies and will ensure that your shares are represented. You may vote in person at the meeting even if you have previously returned a proxy.

Thank you for your attention to this important matter.

Sincerely,

/s/ Rick L. Catt

RICK L. CATT
President and Chief Executive Officer

First Robinson Financial Corporation

501 East Main Street
Robinson, Illinois 62454
(618) 544-8621

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on July 26, 2012

Notice is hereby given that the annual meeting of stockholders (the “Meeting”) of First Robinson Financial Corporation (the “Company”) will be held at the Company’s office located at 501 East Main Street, Robinson, Illinois at 9:00 a.m., central time, on July 26, 2012.

A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.	The election of two (2) directors of the Company; and

2.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2013;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

As set forth in the Company’s bylaws, action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on June 8, 2012 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available at the main office of the Company during the ten days prior to the Meeting, as well as at the Meeting.

Please complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rick L. Catt

Rick L. Catt
President and Chief Executive Officer

Robinson, Illinois

June 27, 2012

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE

OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on July 26, 2012

This Proxy Statement, the Proxy Card and our Annual Report to Stockholders are available at http://www.frsb.net/about-us/proxy-information.html.

A stockholder may request an additional copy of the proxy statement, proxy card, and annual report to stockholders relating to all of First Robinson Financial Corporation’s future stockholder meetings and for the annual stockholder meeting to be held on Thursday, July 26, 2012, to which the proxy materials being furnished relate, by calling (618) 544-8621, or via email to jamie24fan@frsb.net or rlcatt@frsb.net or at www.frsb.net. You may obtain directions to attend the meeting and vote in person by contacting Jamie McReynolds or Rick Catt at (618) 544-8621.

First Robinson Financial Corporation

501 East Main Street
Robinson, Illinois 62454
(618) 544-8621
www.frsb.net

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To be held on July 26, 2012

This proxy statement is furnished in connection with the solicitation, on behalf of the Board of Directors of First Robinson Financial Corporation (the “Company”), the parent company of First Robinson Savings Bank, National Association (the “Bank”), of proxies to be used at the annual meeting of stockholders of the Company (the “Meeting”) which will be held at the Company’s office located at 501 East Main Street, Robinson, Illinois on July 26, 2012, at 9:00 a.m., central time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about June 27, 2012.

At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the ratification of the appointment of BKD, LLP (“BKD”) as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2013.

Your Voting Rights

We have fixed the close of business on June 8, 2012 as the record date for the Meeting. Only stockholders of record of Company common stock on that date are entitled to notice of and to vote at the Meeting. You are entitled to one vote for each share of the Company’s common stock you own. On June 8, 2012, 426,744 shares of the Company’s common stock were outstanding and entitled to vote at the Meeting.

If you are the beneficial owner of shares held in “street name” by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to “discretionary” items, but will not be permitted to vote your shares with respect to “non-discretionary” items. In the case of non-discretionary items, the shares will be treated as “broker non-votes.” The election of directors is considered a “non-discretionary” item and, therefore, your broker may not vote your shares without instructions from you.

We maintain an Employee Stock Ownership Plan (“ESOP”) which, as of June 8, 2012, owned approximately 14.8% of the Company’s outstanding common stock. We also maintain a 401(k) plan (the “401(k)”) which, as of June 8, 2012, owned approximately 5.6% of the Company’s outstanding common stock. We refer to the ESOP and the 401(k) in this proxy statement collectively as the “Plans.” Employees of the Company and the Bank participate in the Plans. First Bankers Trust Services, Inc. is the trustee of the Plans (“Trustee”). Each Plan participant may instruct the Trustee how to vote the shares of the Company’s common stock allocated to his or her account(s) under the Plans. If a Plan participant properly executes the voting instruction card distributed by the Trustee, the Trustee will vote such participant’s shares in accordance with the participant’s instructions. If properly executed voting instruction cards are returned to the Trustee with no specific instruction as to how to vote at the Meeting, the Trustee may vote such shares in its discretion. In the event a Plan participant fails to give timely voting instructions to the Trustee with respect to the voting of the common stock that is allocated to his or her Plan account(s), the Trustee may vote such shares in its discretion. The Trustee will vote the shares of Company common stock held in the ESOP but not allocated to any participant’s account in the manner directed with respect to the majority of the shares allocated to ESOP participants who instructed the Trustee how to vote their allocated ESOP shares on each such proposal.

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Votes Required to Approve the Proposals

Directors are elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The two director nominees with the most affirmative votes will be elected to fill the two available director positions. If you vote “Withheld” with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

Ratification of the appointment of BKD as our independent registered public accounting firm for the fiscal year ending March 31, 2013 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the Meeting. Stockholder abstentions on the proposal to ratify the appointment of BKD as our independent registered public accounting firm will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

One-third of the shares of the common stock entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the director nominees and “FOR” the proposal to ratify BKD as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

How to Vote

You may vote in person at the Meeting or by proxy. To ensure your representation at the Meeting, we recommend you vote as soon as possible by proxy even if you plan to attend the Meeting. If you plan to attend the Meeting and wish to vote in person, we will give you a ballot at the Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you were the beneficial owner of the Company’s common stock on June 8, 2012, the record date for voting at the Meeting. See “How to Revoke Your Proxy and Change Your Vote” below.

Shares of the Company’s common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder’s instructions. Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the Meeting, the persons named in the proxy will vote the shares “FOR” the election of each of the director nominees and “FOR” the proposal to ratify the appointment of BKD as our independent registered public accounting firm for the fiscal year ending March 31, 2013. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

In accordance with the Company’s bylaws, the persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Meeting other than those described in the Notice of Annual Meeting of Stockholders accompanying this document.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children — in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy and Change Your Vote

If you are a registered stockholder, you may revoke your proxy and change your vote at any time before your proxy is voted at the Meeting by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to the Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois, 62454. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

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Proxy Solicitation Costs

We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone; they will receive no additional compensation for such efforts. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Certain Holders Thereof

The following table presents information regarding the beneficial ownership of the Company’s common stock as of June 8, 2012, by:

•	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent (5%) of the outstanding common stock of the Company;

•	each director and director nominee of the Company;

•	each executive officer of the Company named in the Summary Compensation Table appearing under “Executive Compensation” below; and

•	all of the executive officers and directors and director nominees of the Company, as a group.

The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners is 501 East Main Street, Robinson, Illinois 62454.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after June 8, 2012 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)
First Robinson Financial Corporation Employee Stock Ownership Plan (1)	63,012	14.8
First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (2)	24,061	5.6
Rick L. Catt, Director, President & Chief Executive Officer(3)	20,245	4.7
J. Douglas Goodwine, Director(4)	7,811	1.8
Robin E. Guyer, Director(5)	3,564	*
Steven E. Neeley, Director (6)	36,039	8.4
Scott F. Pulliam, Director(7)	21,721	5.1
William K. Thomas, Director	20,009	4.7
William E. Holt, Vice President	4,336	1.0
Directors and executive officers of the Company and the Bank, as a group ( (12 persons) (8)	142,700	33.4

 *Indicates less than one percent (1%).

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(1)	Represents shares held by the First Robinson Financial Corporation Employee Stock Ownership Plan (“ESOP”), all of which have been allocated to accounts of participants. The number of shares reflected in the table was provided to the Company by First Bankers Trust Services, Inc., the trustee of the ESOP (the “ESOP Trustee”). The ESOP Trustee may be deemed beneficially to own the shares held by the ESOP; however, the ESOP Trustee disclaims such beneficial ownership.
(2)	Represents shares held by the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan (“401(k)”). The number of shares reflected in the table was provided to the Company by First Bankers Trust Services, Inc., the trustee of the 401(k) (the “401(k) Trustee”). The 401(k) Trustee may be deemed beneficially to own the shares held by the 401(k); however, the 401(k) Trustee disclaims such beneficial ownership.
(3)	Includes 92 shares as to which Mr. Catt has reported shared voting and dispositive power.
(4)	Includes 2,980 shares as to which Mr. Goodwine has reported shared voting and dispositive power.
(5)	Includes 1,375 shares as to which Mr. Guyer disclaims beneficial ownership, as such shares are owned by his wife.
(6)	Includes 35,100 shares as to which Mr. Neeley has reported shared voting and dispositive power with Valerie J. Neeley, his wife.
(7)	Includes 1,466 shares as to which Mr. Pulliam has reported shared voting and dispositive power. Also, includes 3,138 shares as to which Mr. Pulliam disclaims beneficial ownership, as such shares are held in his wife’s IRA.
(8)	Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power.

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PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is presently composed of six members, classified into three groups, each of whom is also a director of the Bank. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and qualified. One-third of the directors are elected annually.

The following table sets forth certain information regarding the composition of the Company’s Board of Directors, including their terms of office and the nominees for election as directors. The nominating committee has recommended and approved the nominees identified below. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting “FOR” the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

Name	Age	Position(s) Held	Director Since(1)	Term to Expire

NOMINEES

J. Douglas Goodwine	50	Director	1993	2015
Robin E. Guyer	64	Director	2001	2015

DIRECTORS CONTINUING IN OFFICE

Scott F. Pulliam	55	Chairman of the Board	1985	2013
William K. Thomas	67	Director	1988	2013
Rick L. Catt	59	Director, President and Chief Executive Officer	1989	2014
Steven E. Neeley	58	Director	2001	2014

(1)	Includes service as a director of the Bank.

The biographical information below for each director and director nominee includes the director's specific experience, qualifications, attributes or skills. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Rick L. Catt has been a director of the Company since 1989. Mr. Catt is President and Chief Executive Officer of the Company and the Bank, positions he has held with the Company since its inception in March 1997 and with the Bank since 1989. He is a lifelong resident of Crawford County and has been in banking for over 35 years within our community, starting as a bookkeeper and working in every facet of banking during his career. He has served as a Chamber of Commerce president for two terms, Rotary member and treasurer for over ten years, coach of various recreational and school athletic teams, member of a local academic foundation, served on the Illinois State Board of Education, and served two terms as a director for the Community Bankers Association of Illinois trade organization. Mr. Catt holds a Bachelors degree from Eastern Illinois University, majoring in mathematics. In addition, Mr. Catt has completed both undergraduate and graduate level banking schools. Mr. Catt’s banking experience and his knowledge of the community are important factors in his service as a director of the Company.

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J. Douglas Goodwine has been a director of the Company since 1993. Mr. Goodwine is a funeral director and President of Goodwine Funeral Homes, Inc., positions he has held since 1986. He is a lifelong resident of Crawford County. For over fifty years his family has owned and operated local funeral homes. Mr. Goodwine and his family also own and operate a farming operation. He is very active in the Masonic lodge, Elks lodge and numerous other civic organizations and currently serves on the board of the Crawford County Airport Authority. Mr. Goodwine’s knowledge of the community in general and of the local farming community are important factors in his service as a director of the Company.

Robin E. Guyer has been a director of the Company since 2001. Mr. Guyer is very active in the community. Since 1997, Mr. Guyer has served as the President of Bunker Hill Supply Co., an agricultural services company located in Hutsonville, Illinois. He currently serves as a director of the board of Lincolnland Agri-Energy, LLC, a local cooperative that developed, built and owns a local ethanol plant. He also serves on the Crawford County Board. Mr. Guyer previously served on the Crawford Memorial Hospital board and on the board of a local school district. Mr. Guyer’s small business experience and his involvement in the community are important factors in his service as a director of the Company.

Steven E. Neeley has been a director of the Company since 2001. Mr. Neeley is the owner of Senco Construction, Inc., an industrial construction company located in Robinson, Illinois, and has been since 1995. He is active in many civic organizations and in supporting the community. He also serves on the foundation board of the local community college. Mr. Neeley’s knowledge in managing a small business and his community involvement are important factors in his service as a director of the Company.

Scott F. Pulliam has been a director of the Company since 1985. Since 1983, Mr. Pulliam has practiced as a public accountant in the Robinson, Illinois area. He holds a bachelors degree in business, majoring in accounting. Mr. Pulliam was elected Chairman of the Board of the Bank’s predecessor, First Robinson Savings & Loan, F.A., in 1991. He has been Chairman of the Board of the Company since the Company’s inception in 1997. Mr. Pulliam worked on several bank audits while employed by a regional CPA firm. His accounting experience qualifies him to serve as our “audit committee financial expert” and to serve as the Audit Committee chairman. He also serves as a board member for a local private school and has served in many capacities in his church, and his family is well known in the local business community. Mr. Pulliam’s business and accounting expertise are important factors in his service as a director of the Company.

William K. Thomas has been a director of the Company since 1988. Since 1976, Mr. Thomas has practiced as an attorney in the Robinson, Illinois area. Mr. Thomas holds a Masters in Business degree in addition to his law degree. In his law practice, Mr. Thomas represents many clients in bankruptcy. His knowledge of the bankruptcy system is very valuable to the Company related to loan collections and workouts. His business education provides him insight into a variety of financial matters for board discussions. He also serves on the board of a local college foundation and previously served as its Chairman. Mr. Thomas’ knowledge of the law and the community are important factors in his service as a director of the Company.

COMMUNICATING WITH OUR DIRECTORS

Although the Company has not to date developed formal processes by which stockholders may communicate directly with directors, it believes that the informal process, pursuant to which any communication addressed to the Board at the Company’s offices at 501 East Main Street, Robinson, Illinois 62454, in care of Investor Relations, the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board’s and stockholders’ needs. There currently is no screening process, and all stockholder communications that are received by officers for the Board’s attention are forwarded to the Board. Until any other procedures are developed, any communications to the Board should be sent to it in care of Investor Relations.

We have established separate procedures for submission of complaints regarding accounting, internal accounting controls, or auditing matters, as required by Section 301 of the Sarbanes-Oxley Act of 2002. Such communications may be submitted in writing to Scott Pulliam, Chairman of the Audit Committee, PO Box 118, Robinson, Illinois, 62454 or by telephoning Mr. Pulliam at (618) 546-5009.

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Board of Directors’ Meetings and Committees

Board and Committee Meetings of the Company. Meetings of the Company’s Board of Directors are generally held on a monthly basis. The Board of Directors met 19 times during the fiscal year ended March 31, 2012. During the fiscal year ended March 31, 2012, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

The Board of Directors of the Company has standing Audit, Nominating and Compensation Committees. The Company does not have a standing executive committee.

The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors. A copy of the Charter of the Audit Committee can be found at www.frsb.net in the Investor Relations section under the About Us tab. Each member of the Audit Committee is “independent” as such term is defined by applicable SEC and NASDAQ Listing Rules. This committee, among other things, selects our independent registered public accounting firm, determines the scope of the annual audits, determines fees to be paid to the auditors, oversees the entire audit function for the Company, both internal and independent, and overseas the Company’s accounting and internal control systems. The current members of this committee are Directors Pulliam, Neeley, Guyer, Thomas, and Goodwine. In addition, the Board of Directors has determined that Mr. Pulliam qualifies as an “audit committee financial expert.” The Board has determined that Scott Pulliam, based upon his experience, training and education, qualifies as an audit committee financial expert by virtue of the fact that he has (a) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (b) the ability to assess the general application of GAAP in connection with accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements as well as experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions. The Board further determined that Mr. Pulliam is independent of management pursuant to applicable SEC rules and NASDAQ listing standards regarding the independence of board and audit committee members. All of the current members of the Audit Committee are non-employee directors who: (1) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 5605(a)(2) of the NASDAQ Listing Rules; (2) have not participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the past three years; and (3) are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. This committee met six times during the fiscal year ended March 31, 2012.

For purposes of nominating the Director Nominees for the 2012 Annual Meeting, the Nominating Committee consisted of Directors Neeley, Pulliam and Thomas. This Nominating Committee met one time during the fiscal year ended March 31, 2012. The Nominating Committee acts pursuant to a written charter adopted by the Board of Directors on June 15, 2004. A copy of the Charter of the Nominating Committee can be found at www.frsb.net in the Investor Relations section under the About Us tab.

The Nominating Committee is responsible generally for ensuring that the Board of Directors and its committees are appropriately constituted in order to conform with applicable legal requirements. Responsibilities of the Nominating Committee include selecting or recommending to the Board of Directors candidates for the Board of Directors and committees thereof. The Nominating Committee will consider candidates who are recommended by qualifying stockholders in accordance with the Company’s bylaws. For consideration, candidates must meet the criteria and qualifications specified by the Nominating Committee from time to time, including strength of character, mature judgment, career specialization, relevant technical skills, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and being eligible under standards established by the SEC or relevant law. The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ Listing Rules and, if a nominee is sought for service on the Audit Committee, the financial and accounting experience of a candidate, including whether an individual qualifies as an audit committee financial expert. Although the Nominating Committee and the Board do not have a formal policy with regard to the consideration of diversity in identifying a director nominee, diversity is considered in the identification process. While attributes such as relevant experience, financial acumen, and formal education are always considered in the identification process, the Nominating Committee and the Board will also evaluate a potential director nominee’s personal character, community involvement, and willingness to serve so that he or she can help further the Company’s role as a community-based financial institution. These criteria apply to all nominees, whether recommended by a stockholder, management or search firm. Recommendations must be in writing and addressed to the Nominating Committee in care of the Company at 501 East Main Street, P.O. Box 8598, Robinson, Illinois 62454. The current members of the Nominating Committee, who are Directors Neeley, Pulliam and Thomas, are “independent” as such term is defined in applicable SEC and NASDAQ Listing Rules.

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While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. Pursuant to the Company’s bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting date; provided, however, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed and such written nomination must contain certain information specified in the Company’s bylaws.

The Compensation Committee, which does not have a charter, establishes the Company’s compensation policies and reviews compensation matters. The current members of this committee are Directors Pulliam, Goodwine and Thomas. No executive officers of the Company are members of the Compensation Committee although from time to time the Committee may consult with such individuals as appropriate. This committee did not meet during the fiscal year ended March 31, 2012 and did not use a compensation consultant to determine or recommend director or executive compensation. All members of our Compensation Committee are “independent” as the term is defined by applicable SEC and NASDAQ Listing Rules.

The Company is incorporated in Delaware and has held its annual meetings in Illinois since its incorporation. Senior members of management have been present at each annual meeting to meet with stockholders and answer any questions. Historically, stockholder attendance has been limited, which we attribute to our policy of regular and detailed communications with our stockholders and investors through meeting with management and other investor relations activities. Last year’s annual meeting was attended by all of the directors. In view of the fact that non-affiliated stockholders have not historically attended our annual meetings, and that a high percentage of directors generally are present at the annual meeting, we have not adopted a policy regarding the attendance of directors at the annual meeting.

Board and Committee Meetings of the Bank. The Bank’s Board of Directors meets at least monthly. During the fiscal year ended March 31, 2012, the Bank’s Board of Directors held 16 meetings. No director attended fewer than 75% of the total meetings of the Bank’s Board of Directors and committees on which such Board member served during the fiscal year ended March 31, 2012.

The Bank has standing Loan, Building, Nominating, Audit, Personnel, Investment/Asset-Liability, Trust, Trust Investment and Trust Audit Committees.

The Loan Committee is comprised of all directors. It meets on an as needed basis to review and vote on loan requests generally in excess of $500,000 and to review annual advisory and operating lines in excess of $100,000. This committee met 22 times during the fiscal year ended March 31, 2012.

The Building Committee is responsible for overseeing the Bank’s buildings, grounds, maintenance, repairs and the like. It is composed of Directors Catt, Pulliam and Neeley. This committee met 3 times during the fiscal year ended March 31, 2012.

The entire Board of Directors of the Bank acts as the Nominating Committee to nominate individuals for election to the Bank’s Board of Directors. The committee met 1 time during the fiscal year ended March 31, 2012.

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The Audit Committee, composed of Directors Pulliam, Thomas, Neeley, Guyer and Goodwine, reviews and receives audit findings from the Bank’s internal and external auditors. This committee met 12 times during the fiscal year ended March 31, 2012.

The Personnel Committee, composed of Directors Goodwine, Pulliam and Catt, reviews personnel evaluations and recommends salary adjustments to the entire Board of Directors of the Bank. This committee met 12 times during the fiscal year ended March 31, 2012.

The Investment/Asset-Liability Committee, composed of Director Catt and Vice Presidents Jamie E. McReynolds, William D. Sandiford, W.E. Holt, and Stacie Ogle, oversees the Bank’s risk management and liquidity/funds management position. They also review the purchases and sales of investments. This committee met 12 times during the fiscal year ended March 31, 2012.

The Trust Committee, composed of Directors Catt, Goodwine and Thomas, is responsible for the trust activities of the Bank. Related to this, the committee is responsible for the personnel and administration of the trust activities, and the review (to be done no less than annually) of the related fiduciary policies and procedures. This committee met 12 times during the fiscal year ended March 31, 2012.

The Trust Investment Committee, composed of Director Catt, Senior Trust Officer Christine Hollowell and Vice Presidents Jamie E. McReynolds, W.E. Holt and Stacie Ogle, has overall responsibility for fiduciary investment activity. With respect to such activity, this committee is required to maintain predetermined risk controls established by the Board of Directors of the Bank respective to such trust investment activity. This committee met 4 times during the fiscal year ended March 31, 2012.

The Trust Audit Committee, composed of Directors Pulliam, Neeley and Guyer, and, is generally responsible for engaging an independent auditing firm to review the Bank’s fiduciary activities and for reviewing regulatory compliance examinations and reports. This committee met 1 time during the fiscal year ended March 31, 2012.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct within the meaning of Item 406(b) of Regulation S-K, which is applicable to all employees and members of the Board of Directors, including the Company’s principal executive officer, principal financial officer, principal accounting officer and others performing similar functions. A copy of the Code of Ethics and Business Conduct may be obtained, without charge, from the Company by submitting a written request to “Secretary, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.” A copy of the Code of Ethics and Business Conduct can be found at www.frsb.net in the Investor Relations section under the About Us tab. If we make substantive amendments to the Code of Ethics and Business Conduct or grant any waiver, including any implicit waiver of any provision of the code, we will timely disclose the nature of such amendment or waiver in a report on Form 8-K and will also be disclosed on our website.

Separation of Board Chairman and CEO

While the Board has no formal policy requiring the separation of the positions of Chairman of the Board and Chief Executive Officer, the Board acknowledges that such separation may be appropriate under certain circumstances. Currently, the positions of Chairman of the Board and Chief Executive Officer are separated. Separating the roles allows Mr. Catt to focus solely on his duties as the Chief Executive Officer which better serves the Company. Separation of these roles also promotes risk management, enhances the independence of the Board from management and mitigates any potential conflicts of interest between the Board and management.

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Risk Oversight

The Board of Directors of the Company is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through reports directly from officers responsible for the oversight of particular risks within the Company. Risks relating to the direct operations of the Bank are overseen by the Board of Directors of the Company, as they manage the Bank through the directors’ membership on the Bank’s Committees. In particular, all the Company’s directors serve on the Bank’s Loan Committee. The Board of Directors of the Bank also has additional committees that conduct risk oversight separate from the Company. Further, the Bank’s Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations, and risks acceptable to the Bank.

Report of the Audit Committee of the Board of Directors

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings with the SEC that might incorporate this proxy statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act and shall not otherwise be deemed filed under such Acts.

The Company’s Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended March 31, 2012. In addition, the Committee has discussed with BKD, the independent registered public accounting firm for the Company, the matters required by Statement on Auditing Standards No. 61 (The Auditor’s Communication With Those Charged With Governance), (AICPA, Professional Standards, Vol. 1 AU Section 380). The Committee also received written disclosures from BKD required by the applicable requirements of the Public Company Accounting Oversight Board regarding BKD’s communications with the Committee concerning independence, and the Committee discussed with BKD that firm’s independence.

Based on the foregoing discussions and reviews, the Committee has recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

Respectfully submitted,

The Audit Committee

Scott F. Pulliam
J. Douglas Goodwine
Robin E. Guyer
Steven E. Neeley
William K. Thomas

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DIRECTOR COMPENSATION FOR FISCAL YEAR ENDED MARCH 31, 2012

The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by its directors during the fiscal year ended March 31, 2012.

Name	Fees Earned or Paid in Cash ($)	Nonqualified Deferred Compensation Earnings(1) ($)	Total ($)
Rick L. Catt	9,300	2,000	11,300
J. Douglas Goodwine	15,700	2,000	17,700
Robin E. Guyer	16,250	2,000	18,250
Steven E. Neeley	15,800	2,000	17,800
Scott F. Pulliam	16,250	2,000	18,250
William K. Thomas	15,200	2,000	17,200

Each non-employee director is paid a monthly fee of $1,000 for attendance at all regular, committee and special meetings of the Bank. The Chairman of the Board of the Bank receives $1,075 per month. If a regular meeting is missed by a director, $500 is deducted from the monthly fee. If a scheduled committee meeting is missed, $100 is deducted from the monthly fee. Employee directors receive a monthly fee of $500 for attendance at all regular meetings. Employee directors do not receive fees for participation on any committees. Each director, non-employee and employee, is also paid $300 monthly by the Company in addition to the fee paid by the Bank. Mr. Catt was paid $9,300 for the fiscal year ended March 31, 2012 for his service on the Boards of Directors. Non-employee directors are paid a fee of $500 for attending all day continuing education seminars, in addition to their regular monthly fees.

(1)	The nonqualified deferred compensation earnings represent money that is paid, by the Bank, to the Directors Retirement Plan to be used to purchase shares of First Robinson Financial Corporation that are allocated to each Director’s Retirement account held in the plan.

Executive Officers Who are not Directors

The business experience for at least the previous five years for the executive officers who do not serve as directors is set forth below.

Jamie E. McReynolds. Ms. McReynolds, age 47, currently serves as a Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and Bank. She has been employed by the Bank in various capacities since 1986.

Leslie Trotter, III. Mr. Trotter, age 57, currently serves as a Vice President of the Bank. Mr. Trotter has been employed by the Bank since 1978.

W.E. Holt. Mr. Holt, age 65, currently serves as Vice President and Senior Loan Officer for the Bank, a position he has held since April 1998. From 1974 to March 1998, Mr. Holt was employed at a national bank in Oblong, Illinois. In the later years at the national bank, he served as a Cashier and a Senior Vice President. He also served on the board of a national bank from 1989 to 1998.

William D. Sandiford. Mr. Sandiford, age 54, currently serves as a Vice President of the Bank, a position he has held since 1995.

Mark W. Hill. Mr. Hill, age 39, was named Vice President of the Bank in July 2009. He began employment with the Bank in 1998 as a loan officer trainee.

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Stacie D. Ogle. Ms. Ogle, age 40, was named Vice President of the Bank in July 2009. She began employment with the Bank in 1994 and is currently Head of Operations.

EXECUTIVE COMPENSATION FOR FISCAL YEAR ENDED MARCH 31, 2012

Annual Compensation of Executive Officers

The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered by the Company’s and the Bank’s Chief Executive Officer and one other executive officer (collectively, the named executive officers). No other executive officer of the Company or the Bank had aggregate compensation (salary plus bonus) in excess of $100,000 for the fiscal year ended March 31, 2012.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards ($)	Option Awards(s)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Rick L. Catt, President	2012	133,617	5,406	—	—	—	—	26,740	(3))	165,763
and Chief Executive
Officer	2011	133,216	400	—	—	—	—	26,525	(4))	160,141

W.E. Holt, Vice	2012	94,952	424	—	—	—	—	16,485	(5))	111,861
President and Senior
Loan Officer	2011	93,490	400	—	—	—	—	17,227	(6))	111,117

(1)	Includes salary and board fees paid to Mr. Catt in the amount of $9,300 for the fiscal year ended March 31, 2012 and $8,700 for the fiscal year ended March 31, 2011. Mr. Holt is not a member of the board of directors.

(2)	For the fiscal year ended March 31, 2012, Mr. Catt was paid a $5,000 bonus and received a holiday bonus of $406. For the fiscal year ended March 31, 2011, Mr. Catt received a holiday bonus of $400. For the fiscal years ended March 31, 2012 and 2011, Mr. Holt received a holiday bonus of $424 and $400, respectively.

(3)	Includes $2,138 of disability, long-term care, and life insurance premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $11,023 in contributions pursuant to the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan. There was no contribution to the ESOP on behalf of Mr. Catt for this fiscal year as the ESOP was fully allocated as of December 31, 2006. Also included in this amount is $10,580 for the value related to the personal use of a vehicle purchased by the Company for Mr. Catt’s use and $999 for membership dues paid by the Bank.

(4)	Includes $2,135 of disability, long-term care, and life insurance premiums paid by the Bank. The Bank made $2,000 in contributions to Mr. Catt’s Director Retirement Plan account and $10,534 in contributions pursuant to the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan. There was no contribution to the ESOP on behalf of Mr. Catt for this fiscal year as the ESOP was fully allocated as of December 31, 2006. Also included in this amount is $11,206 for the value related to the personal use of a vehicle purchased by the Company for Mr. Catt’s use and $650 for membership dues paid by the Bank.

(5)	Includes $6,647 of medical, disability, long-term care, health and life insurance premiums paid by the Bank. The Bank made $7,586 in contributions to the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan. In addition, it includes $2,252 for membership dues.

(6)	Includes $7,358 of medical, disability, long-term care, health and life insurance premiums paid by the Bank. The Bank made $7,697 in contributions to the First Robinson Savings Bank, NA 401(k) Retirement Savings Plan. In addition, it includes $2,172 for membership dues.

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The Company did not grant any stock options or stock appreciation rights to Mr. Catt nor Mr. Holt in the fiscal year ended March 31, 2012. As of March 31, 2012, neither Mr. Catt nor Mr. Holt had any unexercised options.

Equity Compensation Plan Information

The equity compensation plans for the Company expired July 29, 2008. All options were exercised by May 2008. The Company has no intention of pursuing or establishing any new equity compensation plans at this time.

Certain Transactions

All loans by the Bank to its directors and executive officers are subject to Office of the Comptroller of the Currency regulations restricting loan and other transactions with affiliated persons of the Bank. Loans to directors and executive officers are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons unrelated to the Bank, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to all directors and executive officers and their affiliated persons totaled $0.5 million at March 31, 2012, which was approximately 2.7% of the Bank’s equity capital at that date.

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PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Company has appointed BKD, LLP (“BKD”) to be the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013. Representatives of BKD are not expected to be present at the Meeting to respond to questions.

The fees billed for professional accounting services rendered by BKD for the fiscal year ended March 31, 2012 are as follows:

	Fiscal Year Ended
	March 31, 2012	March 31, 2011
Audit Fees	$57,000	$60,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$57,000	$60,000

In the above table, in accordance with the SEC definitions and rules, “audit fees” are fees billed to the Company for professional services for the audit of the Company’s consolidated financial statements included in the Annual Report on Form 10-K and review of financial statements included in Quarterly Reports on Form 10-Q; and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Audit-related fees” are billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. “Tax fees” are fees for Federal and Local tax compliance, tax advice, and tax planning and advisory services.

The Audit Committee of the Board of Directors has considered whether the provision of services in respect of Audit Related Fees, Tax Fees and All Other Fees is compatible with maintaining BKD’s independence prior to the incurrence of such fees in accordance with the charter of the Audit Committee. All engagements of the auditors are approved in advance by the Audit Committee. At the beginning of the fiscal year, management presents for approval by the Audit Committee a range of services to be provided by the auditors and estimated fees for such services for the current year. Any services to be provided by the auditors that are not included within such range of services are approved in advance on a case-by-case basis by the Audit Committee. Management periodically reports to the Audit Committee regarding the status of the services provided and the level of fees incurred in respect of each service. The Company did not approve the incurrence of any fees pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.

STOCKHOLDER PROPOSALS

On May 10, 2012, the Company filed Form 15 to deregister under the Exchange Act, which deregistration is anticipated to be effective on August 8, 2012. Pending the effective date of deregistration, the Company is subject to the requirements of the proxy rules adopted under the Exchange Act which, among other things, provide that in order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office at 501 East Main Street, Robinson, Illinois 62454 no later than February 27, 2013 and shall be subject to the requirements of the proxy rules. Upon the effective date of the Company's deregistration under the Exchange Act, the Company will no longer be required to include stockholder proposals in the Company's proxy material. Otherwise, to be timely, a stockholder’s notice must be delivered or mailed to and received at the Company’s executive office at 501 East Main Street, Robinson, Illinois 62454 not less than 30 days’ prior to the date of the annual meeting; provided, however, that in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed. All stockholder proposals, including those with respect to the nomination and election of directors, must also comply with the Company’s Certificate of Incorporation and Bylaws, and Delaware law.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s securities, to file with the SEC initial reports of ownership and reports of changes in ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended March 31, 2012, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

ANNUAL REPORTS

A copy of the Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2012 as filed with the SEC is enclosed with this proxy statement and will be furnished without charge to stockholders as of the June 8, 2012 voting record date upon written request to Investor Relations, First Robinson Financial Corporation, 501 East Main Street, Robinson, Illinois 62454.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Robinson, Illinois

June 27, 2012

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FORM OF PROXY

REVOCABLE PROXY
FIRST ROBINSON FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
JULY 26, 2012

The undersigned hereby appoints the members of the Board of Directors of First Robinson Financial Corporation (the “Company”), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the annual meeting of stockholders (the “Meeting”) to be held at the Company’s office located at 501 East Main Street, Robinson, Illinois, on July 26, 2012 at 9:00 a.m., central time, and at any and all adjournments and postponements thereof.

I.	The election of the following nominees as directors for terms to expire in the year 2015:

J. DOUGLAS GOODWINE		ROBIN E. GUYER

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: TO VOTE FOR ALL NOMINEES, MARK THE BOX “FOR” WITH AN “X.” TO WITHHOLD YOUR VOTE FOR ALL NOMINEES, MARK THE BOX “WITHHOLD” WITH AN “X.” TO WITHHOLD YOUR VOTE FOR AN INDIVIDUAL NOMINEE, MARK “FOR ALL EXCEPT” WITH AN “X” AND WRITE THE NOMINEE’S NAME IN THE SPACE PROVIDED BELOW FOR WHOM YOU WISH TO WITHHOLD YOUR VOTE.

II.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSAL LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE AND “FOR” THE RATIFICATION OF BKD, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING MARCH 31, 2013.

Stockholder	Date

Co-Stockholder, if any	Date

DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED

FIRST ROBINSON FINANCIAL CORPORATION

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Should the above signed be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

The above signed acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a proxy statement and an annual report to stockholders.

Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting
To be Held on July 26, 2012
The Proxy Statement, Proxy Card and Annual Report to Stockholders are Available at
http://www.frsb.net/about-us/proxy-information-html